Exhibit 10.28(g)


                                 AMENDMENT NO. 7
                               AND LIMITED CONSENT


     THIS AMENDMENT NO. 7 AND LIMITED CONSENT (this "Amendment") is made as of October 28, 1998, by and between FINLAY FINE JEWELRY CORPORATION, a Delaware corporation with its principal office at 521 Fifth Avenue, New York, New York 10175 (the "Consignee") and BANKBOSTON, N.A., as successor in interest to Rhode Island Hospital Trust National Bank, a national banking association with its principal office at 100 Federal Street, Boston, MA 02110 (the "Consignor") amending certain provisions of the Gold Consignment Agreement dated as of June 15, 1995 (as amended, modified or supplemented and in effect, the "Consignment Agreement"), by and between the Consignee and the Consignor, and certain of the other Consignment Documents (as defined in the Consignment Agreement). Capitalized terms used herein which are defined in the Consignment Agreement and not defined herein shall have the same meaning herein as therein.

     WHEREAS, the Consignee has requested that the Consignor agree to amend the terms of the Consignment Agreement and certain of the other Consignment Documents in certain respects as hereinafter more fully set forth;

     WHEREAS, the Consignor is willing to amend the terms of the Consignment Agreement and such other Consignment Documents in such respects upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Consignment Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     S1. Amendment of S1 of the Consignment Agreement. Section 1 of the Consignment Agreement is hereby amended by:

     (a) inserting, in the places required by alphabetical order, the following new definitions:

     "Finlay Merchandising. Finlay Merchandising and Buying, Inc., a Delaware corporation."

     "Finlay Merchandising Contribution Agreement. The Contribution Agreement dated as of October 28, 1998 between Finlay Merchandising and the Consignee, as in effect on the

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Seventh Amendment Effective Date."

     "Finlay Merchandising License Agreement. The Trade Name License Agreement dated as of October 28, 1998 between Finlay Merchandising and the Consignee, as in effect on the Seventh Amendment Effective Date."

     "Finlay Merchandising Services Agreement. The Services Agreement dated as of October 28, 1998 between Finlay Merchandising and the Consignee, as in effect on the Seventh Amendment Effective Date."

     "Intercompany   Subordination  Agreement.  The  Intercompany  Subordination
Agreement dated as of October 28, 1998 among the Consignor, the Consignee and Finlay Merchandising."

     "Seventh Amendment Effective Date. The "Effective Date" as defined in Amendment No. 7 and Limited Consent dated as of October 28, 1998 between the Consignor and the Consignee."

          (b)  deleting  the  definition  of  "Consignment   Documents"  in  its
               entirety and substituting in lieu thereof the following new definition:

     "Consignment  Documents.   This  Agreement,  the  Security  Documents,  the
Intercreditor Agreement and the Intercompany Subordination Agreement, in each case as from time to time amended, restated, modified or supplemented."

     S2. Amendment of S8.1 of the Consignment Agreement. Section 8.1 of the Consignment Agreement is hereby amended by:

          (a)  deleting the word "and" at the end of subsection (i) thereof;

          (b) deleting the period (".") at the end of subsection (j) thereof and substituting the text "; and"; and

          (c)  inserting,   immediately   after   subsection   (j)  thereof  and
               immediately before S8.2, the following new subsection (k):

          "(k) cause (i) all payments (net of amounts (which amounts may be paid in cash) equal to the reasonable, ordinary course operating expenses of Finlay Merchandising for the then current and immediately succeeding fiscal months, including, without limitation, payroll expenses for employees of Finlay Merchandising), from the Consignee to Finlay Merchandising in respect of amounts owed under the Finlay Merchandising License


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

               Agreement and the Finlay Merchandising Services Agreement to be made by means of appropriate intercompany book entries, (ii) Finlay Merchandising to declare and distribute to the Consignee as a dividend, within thirty (30) days following the end of each fiscal quarter during which payments described in clause (i) of this subsection (k) are made, an amount equal to the amount of such payments (net of amounts (which amounts may be paid in cash) equal to the reasonable, ordinary course operating expenses of Finlay Merchandising for the then current and immediately succeeding fiscal months, including, without limitation, payroll expenses for employees of Finlay Merchandising), and (iii) all obligations of the Consignee to Finlay Merchandising under and in respect of the Finlay Merchandising License Agreement and/or the Finlay Merchandising Services Agreement to be subordinated (subject to the Intercreditor Agreement) to the Obligations upon terms and conditions, and pursuant to documentation, in each case satisfactory to the Consignor."

     S3.  Amendment  of  S8.2(c)(vi)  of  the  Consignment  Agreement.   Section
8.2(c)(vi) of the Consignment Agreement is hereby deleted in its entirety, and the following new S8.2(c)(vi) is hereby substituted in lieu thereof:

     (vi)(A) in the capital stock of Subsidiaries existing on the Closing Date, Finlay Merchandising or any other Subsidiary created with the prior written consent of the Consignor and (B) in the case of Finlay Merchandising, consisting of those items set forth and described on Schedule I to of the Contribution Agreement; provided, however, that for each of the foregoing clauses (A) and (B), the Consignee shall not make any additional investments therein other than additional investments approved in advance in writing by the Consignor and other than increases in such investments arising solely by reason of increases in the retained earnings of any such Subsidiary;".

     S4. Amendment of S8.2(d) of the Consignment Agreement. Section 8.2(d) of the Consignment Agreement is hereby amended by:

     (a)  deleting the word "and" at the end of clause (F) thereof;

     (b) deleting the period at the end of clause (G) thereof and substituting in lieu thereof the text "; and"; and

     (c)  inserting  the  following   new  clause  (H)   immediately   following
          subsection (G) and immediately before S8.2(e):


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

     "(H) The Consignee may purchase all, but not less than all, of the capital stock of Finlay Merchandising in connection with the creation thereof by the Consignee."

     S5. Amendment of S8.2(e)(ii) of the Consignment Agreement. Section 8.2(e)(ii) of the Consignment Agreement is hereby amended by inserting, immediately after the text "property being sold or transferred" and immediately before the text "; or", the following text: "; provided, however, that notwithstanding the foregoing, the Consignee may transfer, sell or assign its trade name "Finlay Fine Jewelry Corporation," as well as certain of its marketing operations, to Finlay Merchandising and such of its assets to Finlay Merchandising as are set forth on Schedule I to the Contribution Agreement, and may lease such trade name from Finlay Merchandising pursuant to the Finlay Merchandising License Agreement and may enter into the Services Agreement with Finlay Merchandising; or".

     S6. Amendment of S8.2(e)(iii) of the Consignment Agreement. Section 8.2(e)(iii) of the Consignment Agreement is hereby amended by:

     (a) inserting a comma (",") and a new clause "(G)", immediately before the word "or" and existing clause (G), with the following text:

          ", (G) in connection with the transfer of the Consignee's "buying and merchandising functions" to Finlay Merchandising pursuant to the Contribution Agreement, transfer from the Consignee to Finlay Merchandising of the assets described in on Schedule I to the Contribution Agreement,"; and

     (b)  changing the lettering of existing clause "(G)" to clause "(H)".

     S7. Amendment of S13 of the Consignment Agreement. Section 13 of the Consignment Agreement is hereby amended by deleting the last three sentences thereof and substituting in lieu thereof the following text:

     "THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE CONSTRUED IN ACCORDANCE THEREWITH AND GOVERNED THEREBY. THE CONSIGNEE AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF ANY OF THE CONSIGNMENT DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN. THE CONSIGNEE, AS AN INDUCEMENT TO THE CONSIGNOR TO ENTER INTO THIS AGREEMENT, HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT


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

TO ANY ACTION ARISING IN CONNECTION WITH ANY CONSIGNMENT DOCUMENTS."

     S8. Amendment to Schedule XI to the Consignment Agreement. Schedule XI to the Consignment Agreement is hereby amended by adding thereto the information contained on Schedule XI-A hereto with respect to the transfer of the Consignee's "buying and merchandising functions" to Finlay Merchandising.

     S9. Amendment to S19 of the Security Agreement. Section 19 of the Security Agreement is hereby amended by deleting the first two sentences thereof and substituting, in lieu thereof the following text:

     "THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by registered or certified mail at the Company's Principal Office."

     S10. Amendment of Cash Collateral Agreement. The Cash Collateral Agreement is hereby amended by deleting the penultimate paragraph thereof (i.e., the final paragraph on page 2 thereof) and substituting in lieu thereof the following new paragraph:

     "This agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one agreement. This agreement shall be governed by the laws of the Commonwealth of Massachusetts and shall be construed as a sealed instrument under law."

     S11. Limited Consent. Subject to the satisfaction of the conditions precedent set forth in S13 hereof, the Consignor hereby consents to the execution and delivery by the Consignee of Amendment No. 4 to the Amended and Restated Credit Agreement dated as of October 28, 1998, among the Consignee, the Parent, the Dollar Agent and the lenders party thereto, such Amendment No. 4 being in substantially the form attached hereto as Exhibit A.

     S12. Representations and Warranties. The Consignee hereby represents and warrants to the Consignor as follows:

     (a)  Representations   and   Warranties  in  Consignment


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

          Agreement. The representations and warranties of the Consignee contained in the Consignment Agreement were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Consignment Documents and this Amendment and changes occurring in the ordinary course of business that do not result in a Materially Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date.

     (b) Authority, No Conflicts, Etc. The execution, delivery and performance by the Consignee of this Amendment and the consummation of the transactions contemplated hereby (i) are within the corporate power of the Consignee and have been duly authorized by all necessary corporate action on the part of the Consignee, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity (except for the consent of the Dollar Agent and each of the lenders under the Dollar Facility, which consent is being obtained concurrently herewith as required by Section 13 hereof), which bears on the validity of this Amendment or the Consignment Documents and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which the Consignee is named in a manner which has or could reasonably be expected to have a Materially Adverse Effect, (iv) do not violate any provision of the Charter Documents of the Consignee, (v) do not result in any breach of or constitute a default under any agreement or instrument to which the Consignee is a party or by which it or any of its properties is bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, in a manner which has or could reasonably be expected to have a Materially Adverse Effect, and (vi) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of the Consignee except in favor of the Consignor pursuant to the Security Documents.

     (c) Enforceability of Obligations. This Amendment has been duly executed and delivered by the Consignee and constitutes the legal, valid and binding obligation of the Consignee, enforceable against the Consignee in accordance with its terms, provided that (a) enforcement may be limited

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

          by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (b) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     S13. Conditions to Effectiveness. This Amendment shall be effective as of October 28, 1998 (the "Effective Date") upon the Consignor's receipt of each of following conditions precedent, in each case in form and substance satisfactory to the Consignor:

     (a) this Amendment duly executed by each of the Consignee and the Consignor;

     (b) evidence of the Consignee's receipt of all necessary or appropriate third party consents or approvals to the transactions contemplated hereby, including, without limitation, consents or approvals from the Dollar Agent and each of the lenders under the Dollar Facility;

     (c) evidence of the filing with the Delaware Secretary of State of the certificate of incorporation of Finlay Merchandising;

     (d) fully executed copies of the Finlay Merchandising Contribution Agreement, the Finlay Merchandising License Agreement and the Finlay Merchandising Services Agreement (as each such term is defined in the Consignment Agreement, as amended hereby), each duly certified by an officer of the Consignee as being true and correct and in full force and effect; and

     (e) a certificate of an officer of the Consignee certifying that the transactions contemplated by the Finlay Merchandising Contribution Agreement, the Finlay Merchandising License Agreement and the Finlay Merchandising Services Agreement have been consummated.

     S14. Ratifications, etc. Except as expressly provided in this Amendment, all of the terms and conditions of the Consignment Agreement and the other Consignment Documents shall remain in full force and effect. All references in the Consignment Agreement or any related agreement or instrument to the Consignment Agreement shall hereafter refer to the Consignment Agreement as amended hereby. The Consignee confirms


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

and agrees that the Obligations of the Consignee to the Consignor under the Consignment Documents, as amended and supplemented hereby, are secured by and are entitled to the benefits of the Security Documents.

     S15. Expenses. Without limiting the expense reimbursement requirements set forth in S11 of the Consignment Agreement, the Consignee agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Consignor incurred in connection with this Amendment.

     S16. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Consignee or any right of the Consignor consequent thereon.

     S17. Governing Law. This Amendment is intended to take effect as an instrument under seal and shall be construed according to and governed by the internal laws of the Commonwealth of Massachusetts.

     S18. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                           FINLAY FINE JEWELRY CORPORATION

                                           By: /s/ Barry D. Scheckner
                                               ---------------------------------
                                           Name:  Barry D. Scheckner
                                           Title: Senior Vice President and
                                                   Chief Financial Officer

                                           BANKBOSTON,  N.A.,  as  successor  in
                                           interest  to RHODE ISLAND HOSPITAL
                                           TRUST NATIONAL BANK


                                           By: /s/ Albert L. Brown
                                               ---------------------------------
                                           Name:  Albert L. Brown
                                           Title: Director


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